SCHEDULE 14A

                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. ___)

     Filed by the Registrant [x]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

     [x] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Under Rule 14a-12


                          DANIELSON HOLDING CORP.
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              (Name of Registrant as Specified in Its Charter)


  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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                       Danielson Holding Corporation
                       767 Third Avenue, Fifth Floor
                          New York, New York 10017

                       -----------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  To Be Held on Tuesday, September 4, 2001
                       -----------------------------


To Stockholders of Danielson Holding Corporation:

         Notice is hereby given that the Annual Meeting of Stockholders of Danielson Holding Corporation (the "Company") will be held at 1 North Franklin Street, Third Floor, Chicago, Illinois, on Tuesday, September 4, 2001, at 2:00 p.m., local time, for the following purposes:

         1. To elect a board of ten directors to hold office until their successors have been elected and qualified;

         2. To ratify the appointment of KPMG LLP as certified independent public accountants for the 2001 calendar year;

         3. To approve the amendment to the Company's certificate of incorporation increasing the number of authorized common shares from 100,000,000 to 150,000,000;

         4. To approve the amendment to the Company's 1995 Stock and Incentive Plan as set forth in the Proxy Statement enclosed herewith; and

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Holders of record of the Company's Common Stock at the close of business on August 2, 2001 are entitled to notice and to vote at the meeting or any adjournment thereof.


                                         By Order of the Board of Directors,


                                         By: /s/ W. James Hall
                                             ------------------------
                                         W. James Hall
                                         General Counsel and Secretary


New York, New York
August 2, 2001



         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.




                       DANIELSON HOLDING CORPORATION
                              767 Third Avenue
                       New York, New York 10017-2023


                       ANNUAL MEETING OF STOCKHOLDERS

                             September 4, 2001


                              PROXY STATEMENT




               This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Danielson Holding Corporation, a Delaware corporation (the "Company" or "DHC"), to be voted at the Annual Meeting of Stockholders of the Company to be held on Tuesday, September 4, 2001, at 1 North Franklin Street, 3rd floor, Chicago, Illinois 60606, at 2:00 p.m. local time (the "Annual Meeting"), and any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described therein. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders commencing on Friday, August 3, 2001.

               The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or electronic communications with, stockholders or their personal representatives by Directors, officers, and employees of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement to stockholders whose common stock is held of record by such entities.


                 VOTING RIGHTS AND SOLICITATION OF PROXIES


Record Date and Share Ownership

               The Board of Directors of the Company has fixed the close of business on August 2, 2001 as the record date for the determination of the stockholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding class of stock of the Company is its common stock, par value $0.10 per share ("Common Stock"). On the Record Date, there were 19,505,954 shares of Common Stock issued and outstanding.

Voting and Quorum

               Each share of Common Stock will be entitled to one vote at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for the transaction of business by such holders at the Annual Meeting. Where a quorum is present, (i) the vote of the holders of a majority of shares of Common Stock voting will decide the election of Directors, and the ten nominees for Director receiving the highest number of votes (i.e., a plurality) will be elected as Directors, and (ii) the vote of the holders of a majority of the shares voting will decide the ratification of the appointment of KPMG LLP as the independent certified public accountants for the Company for 2001; (iii) the vote of the holders of a majority of the shares of the shares voting is required to approve the amendment to the Certificate of Incorporation; and (iv) the vote of the holders of a majority of the shares voting will decide the amendment of the 1995 Stock and Incentive Plan and ratification of the granting of certain options pursuant to that amendment. If any votes are withheld, such withheld votes will be excluded entirely from the vote and will have no effect. Abstentions will have no effect on the election of Directors but, for purposes of determining whether a proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called "broker non-votes"), those shares of Common Stock will not be included in the vote totals and, therefore, will have no effect on the vote.

Proxies and Revocation of Proxies

               Proxies in the enclosed form are solicited by the Board of Directors of the Company in order to provide each stockholder an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not the stockholder attends in person. All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld or the holder has elected to abstain and, where a choice is specified as to a proposal, they will be voted in accordance with such specification. In the absence of specific directions, properly executed proxies will be voted "FOR" (i) the nominees for election as Directors of the Company listed below; (ii) confirmation of the appointment of KPMG LLP as the Company's independent certified public accountants for the current fiscal year; (iii) the amendment to the Certificate of Incorporation; and (iv) approval and ratification of an amendment to the 1995 Stock and Incentive Plan and ratification of the granting of certain options pursuant to the amendment. Any stockholder giving a proxy has the power to revoke the proxy prior to its exercise. A proxy may be revoked (a) by delivering to the Secretary of the Company at or prior to the Annual Meeting an instrument of revocation or a duly executed proxy bearing a date or time later than the date or time of the proxy being revoked or (b) at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Other Proposals

               The Board does not know of any matter other than the foregoing that is expected to be presented for consideration at the Annual Meeting. However, if other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their judgment.


                           PRINCIPAL STOCKHOLDERS

               The following table sets forth the beneficial ownership of Common Stock as of July 31, 2001 of (a) each Director and nominee for Director, (b) each executive officer, and (c) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock. The Company believes that, except as otherwise stated, the beneficial holders listed below have sole voting and investment power regarding the shares reflected as being beneficially owned by them.

                                          Amount and Nature of    Percent of
                                          Beneficial Ownership      Class(1)
                                          --------------------    ----------

Principal Stockholders

SZ Investments, LLC
2 N. Riverside Plaza
Chicago, IL 60606                           3,900,437(2),(3)           18.2

Commissioner of Insurance
  of the State of California
c/o Harry J.  LeVine
Special Deputy Commissioner
Mission Insurance Companies' Trusts
425 Market Street
San Francisco, CA  94105                    1,803,235 (2),(4)           9.2

Martin J. Whitman
c/o Danielson Holding Corporation
767 Third Avenue
New York, NY  10017-2023                    1,281,143 (2),(5)           6.6


Officers and Directors

Martin J. Whitman                           1,281,143 (2),(5)           6.6

David M. Barse                                208,333 (6)               1.1

Samuel Zell                                 3,900,437 (2),(7)          18.2

Joseph F. Porrino                              56,667 (8)                *

Frank B. Ryan                                  48,667 (8)                *

Eugene M. Isenberg                             69,924 (9)                *

Wallace O. Sellers                             50,000 (10)               *

Stanley J. Garstka                             51,008 (11)               *

William Pate                                   45,000 (12)               *

Harry J. LeVine                                     0                    *

Michael Carney                                149,167 (13)               *

W. James Hall                                   5,000 (15)               *

All Officers and Directors
  as a Group (12 persons)                   5,865,346 (14)             26.7


---------------------
* Percentage of shares beneficially owned does not exceed one percent of the outstanding Common Stock.

1 Share percentage ownership is rounded to nearest tenth of one percent and reflects the effect of dilution as a result of outstanding options and warrants to the extent such options and warrants are, or within 60 days will become, exercisable. As of July 31, 2001 (the date as of which this table was prepared), there were exercisable options outstanding to purchase 1,005,584 shares of Common Stock and an exercisable warrant to purchase 2,002,568 shares of common stock. Shares underlying any option or warrant which was exercisable on July 31, 2001 or becomes exercisable within the next 60 days are deemed outstanding only for purposes of computing the share ownership and share ownership percentage of the holder of such option or warrant.

2 In accordance with provisions of DHC's Certificate of Incorporation, all certificates representing shares of Common Stock beneficially owned by holders of five percent or more of the Common Stock are owned of record by DHC, as escrow agent, and are physically held by DHC in that capacity.

3 Includes shares underlying a Warrant to purchase 1,900,437 shares of Common Stock at an exercise price of $4.74391 per share.

4 Beneficially owned by the Commissioner of Insurance of the State of California in his capacity as trustee for the benefit of holders of certain deficiency claims against certain trusts which assumed liabilities of certain present and former insurance subsidiaries of the Company.

5 Includes 803,669 shares beneficially owned by Third Avenue Value Fund ("TAVF"), an investment company registered under the Investment Company Act of 1940; 104,481 shares beneficially owned by Martin J. Whitman & Co., Inc. ("MJW&Co"), a private investment company; and 84,358 shares beneficially owned by Mr. Whitman's wife and three adult family members. Mr. Whitman controls the investment adviser of TAVF, and may be deemed to own beneficially a five percent equity interest in TAVF. Mr. Whitman is the principal stockholder in MJW&Co, and may be deemed to own beneficially the shares owned by MJW&Co. Mr. Whitman disclaims beneficial ownership of the shares of Common Stock owned by TAVF and Mr. Whitman's family members.

6 Includes shares underlying currently exercisable options to purchase an aggregate of 50,000 shares of Common Stock at an exercise price of $5.6875 per share, 50,000 shares of Common Stock at an exercise price of $7.0625 per share, and 50,000 shares of Common Stock at an exercise price of $3.65625 per share and 33,333 shares of Common Stock at an exercise price of $5.3125 per share. Does not include shares underlying options to purchase an aggregate of 16,667 shares of Common Stock at an exercise price of $5.1325 per share or 25,000 shares of Common Stock at an exercise price of $4.00 per share which are not currently exercisable and do not become exercisable within the next 60 days.

7 Includes 2,000,000 shares of Common Stock owned by SZ Investments, L.L.C. ("SZ"), a company controlled by Mr. Zell, and 1,900,437 shares of Common Stock issuable upon exercise of a Warrant owned by SZ.

8 Includes shares underlying currently exercisable options to purchase an aggregate of 46,667 shares of Common Stock at an exercise price of $3.63 per share. Does not include shares underlying options to purchase an aggregate of 40,000 shares of Common Stock at an exercise price of $4.00 per share. These options are subject to approval and ratification of the shareholders and are not exercisable within 60 days.

9 Includes 20,088 shares owned by Mentor Partnership, a partnership controlled by Mr. Isenberg, and 28 shares owned by Mr. Isenberg's wife. Also includes shares underlying currently exercisable options to purchase an aggregate of 46,666 shares of Common Stock at an exercise price of $3.63 per share. Does not include shares underlying options to purchase an aggregate of 40,000 shares of Common Stock at an exercise price of $4.00 per share. These options are subject to approval and ratification of the shareholders and are not exercisable within 60 days.

10 Includes shares underlying currently exercisable options to purchase an aggregate of 40,000 shares of Common Stock at an exercise price of $7.00 per share. Does not include shares underlying options to purchase an aggregate of 40,000 shares of Common Stock at an exercise price of $4.00 per share. These options are subject to approval and ratification of the shareholders and are not exercisable within 60 days.

11 Includes shares underlying currently exercisable options to purchase an aggregate of 40,000 shares of Common Stock at an exercise price of $5.50 per share. Does not include shares underlying options to purchase an aggregate of 40,000 shares of Common Stock at an exercise price of $4.00 per share. These options are subject to approval and ratification of the shareholders and are not exercisable within 60 days.

12 Does not include shares underlying options to purchase an aggregate of 22,800 shares of Common Stock at an exercise price of $4.00 per share which are not currently exercisable and do not become exercisable within the next 60 days. These options are subject to approval and ratification of the shareholders and are not exercisable within 60 days.

13 Includes shares underlying currently exercisable options to purchase an aggregate of 50,000 shares of Common Stock at an exercise price of $5.6875 per share, 35,000 shares of Common Stock at an exercise price of $7.0625 per share, 35,000 shares of Common Stock at an exercise price of $3.65625 per share and 16,667 shares of Common Stock at an exercise price of $5.3125 per share. Does not include shares underlying options to purchase an aggregate of 8,333 shares of Common Stock at an exercise price of $5.3125 per share or 12,500 shares of Common Stock at an exercise price of $4.00 per share which are not currently exercisable and do not become exercisable within the next 60 days.

14 In calculating the percentage of shares owned by officers and Directors as a group, the shares of Common Stock underlying all options which are beneficially owned by officers and Directors and which are currently exercisable or become exercisable within the next 60 days are deemed outstanding.

15 Does not include shares underlying options to purchase an aggregate of 5,000 shares of Common Stock at an exercise price of $4.00 per share which are not currently exercisable and do not become exercisable within the next 60 days.


Section 16(a) Beneficial Ownership Reporting Compliance

               Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten-percent stockholders are required by Federal securities regulations to furnish the Company with copies of all
Section 16(a) forms they file.

               To DHC's knowledge, based solely upon review of the copies of such reports furnished to DHC and written representations that no other reports were required, except for one Form 4 as filed with respect to each of Mr. Zell and SZ Investments, LLC, all Section 16(a) filing requirements applicable to DHC's officers, Directors and greater than ten percent beneficial owners were complied with for the fiscal year ended December 31, 2000.

                                 Proposal 1

                           ELECTION OF DIRECTORS

               A board of ten Directors will be elected at the Annual Meeting by the holders of Common Stock, to hold office until their successors have been elected and qualified. It is intended that, unless authorization to do so is withheld, the proxies will be voted "FOR" the election of the Director nominees named below. Each of the nominees currently is a Director of the Company. Each nominee has consented to be named in this Proxy Statement and to serve as a Director if elected. However, if any nominee shall become unable to stand for election as a Director at the Annual Meeting, an event not now anticipated by the Board, the proxy will be voted for a substitute designated by the Board or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the membership of the Board to the number of nominees available.

               The nominees are listed on the following pages with brief statements of their principal occupation and other information. A listing of the nominees' beneficial ownership of Common Stock appears on the preceding pages under "PRINCIPAL STOCKHOLDERS." All of the nominees for Director, other than Harry LeVine, who was appointed by the other Directors on December 12, 2000, were elected to their present terms as Directors by the stockholders at the Annual Meeting of Stockholders of the Company held on June 15, 2000. The term of office of each Director continues until the election of Directors to be held at the next Annual Meeting of Stockholders or until his successor has been elected. There is no family relationship between any nominee for election as a Director and any other nominee for election as a Director or executive officer of the Company. The information set forth below concerning the Directors has been furnished by such Directors to the Company.

               The Company, Martin J. Whitman and SZ Investments, LLC ("SZ") have entered into an agreement pursuant to which, as long as SZ continues to directly or indirectly own at least 1,000,000 shares of Common Stock, (i) SZ will have the right to continue to nominate two members of DHC's Board of Directors (which nominees are Samuel Zell and William Pate) and (ii) Mr. Whitman has agreed to vote and use his best efforts to cause to be voted the shares of Common Stock owned or controlled by him in favor of SZ's designees. In addition, SZ has agreed that, so long as Mr. Whitman directly or indirectly owns 500,000 shares of Common Stock and Mr. Whitman continues to be affiliated with Third Avenue Funds in the same or substantially similar manner as his current affiliation (so long as such entities continue to exist), SZ will vote the shares owned by it for the election of Mr. Whitman and one other designee of Mr. Whitman (which nominee is David Barse).

               The Board of Directors unanimously recommends that the stockholders vote "FOR" the nominees listed below:

                                                                   Director
Director                 Age        Principal Occupation            Since
--------                 ---        --------------------           --------

Martin J. Whitman        76        Chief Executive Officer           1990
                                   of the Company

David M. Barse           39        President and Chief               1996
                                   Operating Officer of
                                   the Company

Samuel Zell              60        Chairman of the Board             1999

Eugene M. Isenberg       71       Chairman of the Board              1990
                                  and Chief Executive Officer
                                  of Nabors Industries, Inc.

Joseph F. Porrino        56       Counselor to the President         1990
                                  of the New School for
                                  Social Research

Frank B. Ryan            64       Professor of Mathematics           1990
                                  at Rice University

Wallace O. Sellers       71       Former Vice Chairman and           1995
                                  a Director of Enhance
                                  Financial Services Group, Inc.

Stanley J. Garstka       57       Deputy Dean and Professor          1996
                                  in the Practice of Management
                                  at Yale University School
                                  of Management

William Pate             37       Director of Mergers and            1999
                                  Acquisitions of Equity
                                  Group Investments, L.L.C.

Harry J. LeVine          48       Special Deputy Commissioner        2000
                                  of the California  Department
                                  of Insurance and Acting
                                  Chief Executive Officer of
                                  the California Conservation
                                  and Liquidation Office


               Mr. Whitman is the Chief Executive Officer and a Director of the Company. Since 1974, Mr. Whitman has been the President and controlling stockholder of M.J. Whitman & Co., Inc. (now known as Martin J. Whitman & Co., Inc.) ("MJW&Co") which, until August 1991, was a registered broker-dealer. Since March 1990, Mr. Whitman has been the Chairman of the Board, Chief Executive Officer and a Trustee (and, from January 1991 to May 1998, the President) of Third Avenue Trust and its predecessor, Third Avenue Value Fund, Inc. (together with its predecessor, "Third Avenue Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "40 Act") and containing three investment series. Since July 1999, Mr. Whitman has been the Chairman of the Board, Chief Executive Officer and a Trustee of Third Avenue Variable Series Trust ("Variable Trust"), an open-end management investment company registered under the 40 Act and containing one investment series. Since March 1990, Mr. Whitman has been Chairman of the Board and Chief Executive Officer (and, until February 1998, the President) of EQSF Advisers, Inc. ("EQSF"), the investment adviser of Third Avenue Trust and Variable Trust. Until April 1994, Mr. Whitman also served as the Chairman of the Board, Chief Executive Officer and a Director of Equity Strategies Fund, Inc., previously a registered investment company. Mr. Whitman was a Principal of Whitman Heffernan Rhein & Co., Inc. ("WHR"), an investment and financial advisory firm which he helped to found during the first quarter of 1987 and which ceased operations in December 1996. Since March 1991, Mr. Whitman has served as a Director of Nabors Industries, Inc. ("Nabors"), a publicly-traded oil and gas drilling company listed on the American Stock Exchange ("AMEX"). From August 1997 to May 2001 Mr. Whitman served as a director of Tejon Ranch Co., an agricultural and land management company listed on the New York Stock Exchange ("NYSE"). Since May 2000, Mr. Whitman has served as a director for Stewart Information Services Corporation, a title insurance company publicly traded on the NYSE. From March 1993 through February 1996, Mr. Whitman served as a director of Herman's Sporting Goods, Inc., a retail sporting goods chain, which filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code on April 26, 1996. Mr. Whitman also serves as a Director of the Company's principal operating subsidiary, National American Insurance Company of California ("NAICC"). Mr. Whitman co-authored the book The Aggressive Conservative Investor and is the author of Value Investing: A Balanced Approach. Mr. Whitman is a Distinguished Faculty Fellow in Finance at the Yale University School of Management ("Yale School of Management") and an adjunct professor at the Columbia University School of Business. Mr. Whitman graduated from Syracuse University magna cum laude in 1949 with a Bachelor of Science degree and received his Masters degree in Economics from the New School for Social Research in 1956. Mr. Whitman is a Chartered Financial Analyst.

               Mr. Barse has been the President, Chief Operating Officer and a Director of the Company since July 1996 and a director of NAICC since August 1996. Since June 1995, Mr. Barse has been the President (and, since July 1999, Chief Executive Officer) of M.J. Whitman Holding Corporation ("MJWHC"), which has several subsidiaries including a securities broker-dealer and money management concern. From April 1995 until February 1998 he served as the Executive Vice President and Chief Operating Officer of Third Avenue Trust and EQSF, henceforth assuming the position of President. Since July 1999, Mr. Barse has been the President and Chief Operating Officer of Variable Trust. Mr. Barse joined the predecessor of MJWHC in December 1991 as General Counsel. Mr. Barse also presently serves as a director of CGA Group, Ltd., a Bermuda based financial services company, and American Capital Access Holdings, a financial insurance company. Mr. Barse was previously an attorney with the law firm of Robinson Silverman Pearce Aronsohn & Berman LLP. Mr. Barse received a Bachelor of Arts in Political Science from George Washington University in 1984 and a Juris Doctor from Brooklyn Law School in 1987.

               Mr. Zell is the Chairman of the Board of the Company. Mr. Zell is Chairman of the Board of Directors of Equity Group Investments, L.L.C. ("EGI"), an investment company, since 1999, and had been Chairman of the Board of its predecessor, Equity Group Investments, Inc., for more than five years. Mr. Zell is also Chairman of the Board of American Classic Voyages Co., a provider of overnight cruises in the United States; Anixter International Inc., a distributor of electrical and cable products; Capital Trust, Inc., a specialized finance company; Chart House Enterprises, Inc., an owner and operator of restaurants; Davel Communications, Inc., an operator of pay telephones in the United States; and Manufactured Home Communities, an equity real estate investment trust ("REIT") primarily focused on manufactured home communities. Mr. Zell is Chairman of the Board of Trustees of Equity Office Properties Trust, an equity REIT primarily focused on office buildings and Equity Residential Properties Trust, an equity REIT primarily focused on multifamily residential properties. He is a director of Ramco Energy plc, an independent oil company in the United Kingdom. Mr. Zell obtained a Bachelor of Arts degree in Policital Science in 1963 and a Juris Doctor degree in 1966 from the University of Michigan at Ann Arbor.

               Mr. Isenberg, since 1987, has been Chairman and Chief Executive Officer of Nabors Industries, Inc., the world's largest land and offshore platform drilling company. Mr. Isenberg presently serves as a director of the American Stock Exchange, the National Association of Securities Dealers, Inc., and the National Petroleum Council. From 1969 to 1982, Mr. Isenberg was Chairman of the Board and principal stockholder of Genimar Inc., a steel trading and building products manufacturing company. From 1955 to 1968, he was employed in various management capacities with the Exxon Corp. Mr. Isenberg founded and is the principal sponsor of the Parkside School for children with learning disabilities in New York City. Mr. Isenberg graduated from the University of Massachusetts in 1950 with a Bachelor of Arts degree in Economics and from Princeton University in 1952 with a Masters degree in Economics. The University of Massachusetts' "Eugene M. Isenberg School of Management" is named in recognition of his generous contributions towards new facilities, the funding of scholarships, and the endowment of a professorship.

               Mr. Porrino has been the Counselor to the President of the New School for Social Research (the "New School") since February 1998 and was the Executive Vice President of the New School from September 1991 to February, 1998. Prior to that time, Mr. Porrino was a partner in the New York law firm of Putney, Twombly, Hall & Hirson, concentrating his practice in the area of labor law. Mr. Porrino received a Bachelor of Arts degree from Bowdoin College in 1966, and was awarded a Juris Doctor degree from Fordham University School of Law in 1970.

               Dr. Ryan was Professor of Mathematics at Rice University from August 1990 through July 1999. From August 1990 to February 1995, Dr. Ryan also served as Vice President-External Affairs at Rice University. Since November 1996, Dr. Ryan has served as a Director of Siena Holdings, Inc., a real estate and health management company, the capital stock of which is traded over-the-counter. From March 1996 through September 1999, Dr. Ryan has served as a Director of Texas Micro, Inc., a computer systems company that was merged in September 1999 with Radisys Corporation, a computer systems company the capital stock of which is traded on NASDAQ. Until 1998, Dr. Ryan served as a Director of America West Airlines, Inc., a publicly-traded company listed on the NYSE. For two years ending August 1990, Dr. Ryan was the President and Chief Executive Officer of Contex Electronics Inc., a subsidiary of Buffton Corporation, the capital stock of which is publicly traded on the AMEX. Prior to that, and beginning in 1977, Dr. Ryan was a Lecturer in Mathematics at Yale University, where he was also the Associate Vice President in charge of institutional planning. Dr. Ryan obtained a Bachelor of Arts degree in Physics in 1958 from Rice University, a Masters degree in Mathematics from Rice in 1961, and a Doctorate in Mathematics from Rice in 1965.

               Mr. Sellers is a former Vice-Chairman and Director of Enhance Financial Services Group, Inc. ("Enhance Group"), a financial services corporation the capital stock of which is publicly traded on the NYSE. Until December 31, 1994, Mr. Sellers was the President and Chief Executive Officer of Enhance Group from its inception in 1986, as well as its principal subsidiaries, Enhance Reinsurance Company and Asset Guaranty Insurance Company, from their inceptions in 1986 and 1988, respectively. From 1987 to 1994, Mr. Sellers served as a Director, and from 1992 to 1993 as the Chairman, of the Association of Financial Guaranty Insurers in New York. Mr. Sellers received a Bachelor of Arts degree from the University of New Mexico in 1951 and a Masters degree in Economics from New York University in 1956. Mr. Sellers attended the Advanced Management Program at Harvard University in 1975 and is a Chartered Financial Analyst.

               Mr. Garstka has been Deputy Dean at the Yale School of Management since November, 1995 and has been a Professor in the Practice of Management at the Yale School of Management since 1988. Mr. Garstka was the Acting Dean of the Yale School of Management from August 1994 to October 1995, and an Associate Dean of the Yale School of Management from 1984 to 1994. Mr. Garstka has served on the Board of Trustees of MBA Enterprises Corps, a non-profit organization (1991-1999) and on the Board of Trustees of The Foote School in New Haven, Connecticut from 1995 to 1998. From 1988 to 1990, Mr. Garstka served as a director of Vyquest, Inc., a publicly-traded company listed on the AMEX. Mr. Garstka was a Professor in the Practice of Accounting from 1983 to 1988, and an Associate Professor of Organization and Management from 1978 to 1983, at the Yale School of Management. Mr. Garstka has also authored numerous articles on accounting and mathematics. Mr. Garstka received a Bachelor of Arts degree in Mathematics from Wesleyan University in Middletown, Connecticut in 1966, a Masters degree in Industrial Administration in 1968 from Carnegie Mellon University and a Doctorate in Operations Research in 1970 from Carnegie Mellon University.

               Mr. Pate has served as a director of Mergers and Acquisitions for EGI or its predecessor since February 1994. Mr. Pate serves on the Board of Directors of CNA Surety Corporation. Prior to February 1994, Mr. Pate was an associate at Credit Suisse First Boston. Mr. Pate received a Bachelor of Arts degree from Harvard College in 1986 and a law degree from the University of Chicago in 1993

               Mr. LeVine is currently the Special Deputy Commissioner in charge of the California Department of Insurance's Conservation and Liquidation Office (the "CLO"). The CLO presently has 53 insurance companies under management with combined assets exceeding $1.0 billion that have been conserved or are in the process of liquidation. Prior to becoming the head of the CLO, Mr. LeVine had been Senior Staff Counsel to the operation since 1989. Prior to 1989, Mr. LeVine was in private practice as an attorney. Mr. LeVine received a Bachelor of Arts degree from the University of California, Berkeley with honors in 1975 and a Juris Doctor from the University of California, Los Angeles in 1982.


Committees

               The Board of Directors has an Audit Committee, a
Compensation Committee, and an Acquisition Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee.

               The Audit Committee consists of Messrs. Porrino, Ryan and Garstka, all Independent Directors, as defined by Section 121 (A) of the American Stock Exchange's Listing Standards. The Audit Committee held three meetings in 2000. All three members were present for each of these meetings. The Audit Committee is primarily responsible for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee also recommends engagement of the Company's independent public accountants.

               The Compensation Committee consists of Messrs. Porrino, Ryan and Sellers, all Independent Directors. The Compensation Committee held one meeting in 2000. All three members were present. The Compensation Committee reviews, and makes recommendations to the Board of Directors concerning, the Company's executive compensation policy.

               The Acquisition Committee consists of Messrs. Whitman, Zell, Barse and Pate. The Acquisition Committee had numerous formal and informal meetings in 2000. The Acquisition Committee reviews, and makes recommendations to the Board of Directors concerning, potential transactions for the Company.


                       REPORT OF THE AUDIT COMMITTEE

               The Audit Committee of the Company's Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the American Stock Exchange listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

               Management is responsible for the Company's internal controls and financial reporting process. KPMG LLP, the Company's independent accountants, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

               In connection with these responsibilities, the Audit Committee met with management and KPMG LLP to review and discuss the December 31, 2000 financial statements. The Audit Committee also discussed with KPMG LLP the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosure from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG LLP the firm's independence.

               Based upon the Audit Committee's discussions with management and KPMG LLP, and the Audit Committee's review of the representations of management and KPMG LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, that was filed with the Securities and Exchange Commission.

                                 THE AUDIT COMMITTEE
                                 Joseph F. Porrino, Chairman
                                 Stanley J. Garstka
                                 Frank B. Ryan


Independent Auditor's Fees

               The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's consolidated financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $211,000.


Financial Information System Design and Implementation Fees

               There were no fees billed by KPMG LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.


All Other Fees

               The aggregate fees billed by KPMG LLP for services rendered to the Company other than the services described above under "Audit Fees" and "Financial Information System Design and Implementation Fees" for the fiscal year ended December 31, 2000 were $166,000.

               The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independent auditors' independence.

Compensation of Directors

               During 2000, each Director who was not an officer or employee of the Company or its subsidiaries received compensation of $2,500 for each Board meeting attended, whether in person or by telephone. For attendance at Board meetings during 2000, each of Mr. Zell, Mr. Isenberg, Mr. Porrino, Dr. Ryan, Mr. Garstka, and Mr. Pate each received $5,000, and Mr. Sellers received $2,500, plus, in each case, reimbursement of reasonable expenses. Directors who are officers or employees of the Company or its subsidiaries receive no fees for service on the Board. No attendance fee is paid to any Directors with respect to any committee meetings.

Attendance at Board of Directors Meetings

               The Board held 2 meetings during 2000. No Director attended less than 75 percent of the aggregate number of meetings of the Board of Directors held during 2000 and all committees of the Board on which he served, except for Mr. Sellers who attended more than 66 percent of such meetings.


                             EXECUTIVE OFFICERS

               The executive officers of the Company are as follows:

Name                     Age      Principal Position with the Company
----                     ---      -----------------------------------

Martin J. Whitman        76       Chief Executive Officer and a Director

David M. Barse           39       President, Chief Operating Officer
                                  and a Director

Michael T. Carney        47       Chief Financial Officer and Treasurer

W. James Hall            37       General Counsel and Secretary


               For additional information about Messrs. Whitman and Barse, see "ELECTION OF DIRECTORS" above.

               Mr. Carney was the Chief Financial Officer ("CFO") of DHC from August 1990 until March 1996 and has been the CFO of the Company and a director of NAICC since August 1996. Since 1990, Mr. Carney has served as Treasurer and CFO of Third Avenue Trust and EQSF and, since 1989, as CFO of MJW&Co., and MJW and MJWHC and their predecessors. Since July 1999, Mr. Carney has served as Treasurer and CFO of Variable Trust. From 1990 through April 1994, Mr. Carney also served as CFO of Carl Marks Strategic Investments, L.P.; from 1989 through December, 1996 Mr. Carney served as CFO of WHR; and from 1989 through April 1994, Mr. Carney served as Treasurer and CFO of Equity Strategies Fund. From 1988 to 1989, Mr. Carney was the Director of Accounting of Smith New Court, Carl Marks, Inc., and, from 1986 to 1988, Mr. Carney served as the Controller of Carl Marks & Co., Inc. Mr. Carney graduated from St. John's University in 1981 with a Bachelor of Science degree in Accounting.

               Mr. Hall has been the General Counsel and Secretary of DHC since December 2000. Mr. Hall has also served as General Counsel and Secretary of MJWHC and MJW since June 2000, of Third Avenue Trust and EQSF since September 2000 and of Variable Trust since September 2000. Prior to June of 2000, Mr. Hall was an associate at Paul, Weiss, Rifkind, Wharton & Garrison LLP from February 2000. Mr. Hall served as an associate at Morgan, Lewis Bockius LLP from November 1996 to January 2000 and as an associate at Gibson, Dunn and Crutcher LLP from March 1992 though June 1996. Mr. Hall served as a Captain in the U.S. Army Reserve from 1986 through 1992. Mr. Hall graduated from the University of Pennsylvania School of Law in 1991 and the Massachusetts Institute of Technology in 1986 with Bachelor of Science degrees in Biology and Aeronautical/Astronautical Engineering.


                           EXECUTIVE COMPENSATION

Summary Compensation Table

               The following Summary Compensation Table presents certain information relating to compensation paid by the Company for services rendered in 2000 by the Chief Executive Officer and each other executive officer of the Company who had cash compensation for such year in excess of $100,000 (sometimes referred to below as the "named executive officers"). Only those columns which call for information applicable to the Company or the individual named for the periods indicated have been included in such table.

---------------------------------------------------------------------------------------------------------------------------
                                                                                        Long Term
                                                               Annual Compensation    Compensation
                                                        --------------------------------------------
                                                                                        Awards
                                                                                      --------------
                                                                                        Securities
                                                                                        Underlying         All Other
                                                Year      Salary (a)   Bonus             Options          Compensation
Name and Principal Position                                 ($)         ($)                (#)                ($)
---------------------------------------------------------------------------------------------------------------------------
Martin J. Whitman                               2000    $ 200,000       -0-                -0-                -0-
Chairman of the Board
& Chief Executive Officer                       1999    $ 200,000       -0-                -0-                -0-

                                                1998    $ 200,000       -0-                -0-                -0-
---------------------------------------------------------------------------------------------------------------------------
David M. Barse                                  2000    $ 75,000     $150,000             50,000              -0-
President and Chief Operating Officer           1999    $ 75,000     $ 80,000             50,000              -0-

                                                1998    $ 75,000        -0-               50,000              -0-
---------------------------------------------------------------------------------------------------------------------------
Michael Carney                                  2000    $ 75,000     $ 50,000             25,000              -0-
Treasurer and Chief Financial Officer           1999    $ 75,000     $ 40,000             25,000              -0-

                                                1998    $ 75,000        -0-               35,000              -0-
---------------------------------------------------------------------------------------------------------------------------

-------------------

(a) Amounts shown indicate cash compensation earned and received by executive officers in the year shown.


Option/SAR Grants in Last Fiscal Year

               The following table presents certain information relating to the grants of stock options made during 2000 to the named executive officers of the Company. The options were granted under the Company's 1995 Stock and Incentive Plan. Pursuant to rules of the Securities and Exchange Commission, the table also shows the value of the options granted at the end of the option term if the stock price were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table. Only those tabular columns which call for information applicable to the Company or the named individuals have been included in such table.


                                                                                              Potential Realizable
                                                                                                Value at Assumed
                                                                                                Annual Rates of
                                                                                                  Stock Price
                                         Individual Grants                                     Appreciation for
                                                                                                   Option Term
------------------------------------------------------------------------------------------------------------------
                              Number of        Percent of
                              Securities         Total
                              Underlying      Options/SARs
                               Options/       Granted to
                                SARs           Employees      Exercise or                       5%        10%
                               Granted        in Fiscal       Base Price     Expiration
    Name                       (#) (1)          Year            ($/Sh)          Date           ($)        ($)
------------------------------------------------------------------------------------------------------------------

Martin J. Whitman               -0-             -                 -             -                -          -

David M. Barse                 50,000         26.0               4.00        12/12/10         125,779    318,748

Michael Carney                 25,000         13.0               4.00        12/12/10          62,889    159,374
------------------------------------------------------------------------------------------------------------------


----------------

(1) One-half of these options became exercisable on June 12, 2001 and one-third of the balance of the options become exercisable on each of the first three anniversaries of the date of grant. In the event of a change in control of the Company (within the meaning of the 1995
         Plan), all awards will become immediately vested and fully exercisable.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

               The following table presents certain information relating to the value of unexercised stock options as of the end of 2000, on an aggregated basis, owned by the named executive officers. Such officers did not exercise any of such options during 2000. Only those tabular columns which call for information applicable to DHC or the named executive officers have been included in such table.

---------------------------------------------------------------------------------------------------------------
                                    Number of Securities                    Value of Unexercised
                                    Underlying Unexercised                  in-the-Money Options
                                   Options at Fiscal Year-End                at Fiscal Year-End
                                            (#)                                     ($)
                             ----------------------------------------------------------------------------------

        Name                 Exercisable            Unexercisable        Exercisable         Unexercisable
---------------------------------------------------------------------------------------------------------------
Martin J. Whitman            210,000                   -0-               328,125                -0-

David M. Barse               183,333                  66,667              45,313               28,125

Michael Carney               136,667                  33,333              31,719               14,063

---------------------------------------------------------------------------------------------------------------


Compensation Committee Interlocks and Insider Participation

               During 2000, none of the persons who served as members of the Compensation Committee of the Company's Board of Directors also was, during that year or previously, an officer or employee of the Company or any of its subsidiaries or had any other relationship requiring disclosure herein.


Board of Directors Compensation Committee Report on Executive Compensation

               The Compensation Committee of the Board of Directors (the "Committee"), during 2000, was comprised of three independent (i.e., non-employee) directors. The Committee provided the following report on executive compensation during 2000 as required by applicable securities regulations:

               "The Committee's overriding goal continues to be to structure compensation in a way that will attract and retain highly qualified executives who will conduct the business of the Company in a manner that will maximize stockholder value.

               The annual base salary of each of the Company's executive officers for 2000 remained the same as for 1998 and 1999, $200,000 for Mr. Whitman, $75,000 each for Messrs. Barse and Carney. Mr. Hall received $50,000. The Company continues to try to balance its desire not to take significant additional cash out of the Company in the form of executive compensation while searching for opportunities to meet its goal of maximizing stockholder values with the reality of the extensive efforts which each of these executives undertakes in overseeing the Company's operations as well as identifying and negotiating potential opportunities on behalf of the Company. The Committee believes the bonuses awarded were appropriate given the high level of service rendered to the Company and also the excellent investment returns in the Company's securities portfolio. The Company is able to retain these executives at their current levels of base compensation in part because they are also employed by affiliates of the Company, and the Committee continues to believe that it was appropriate to maintain these compensation levels for its executive officers. The Committee will continue to review bonus compensation in light of the Company's achievements in any given year and the role the executives play in those achievements.

               In addition to the cash compensation of its executives, the Company granted stock options during the year under its 1995 Stock and Incentive Plan (the "1995 Plan"). On December 12, 2000, the Committee granted options to purchase an aggregate of 192,500 shares of the Company's Common Stock at an exercise price of $4.00 per share (the mean of the high and low prices of the Common Stock on the American Stock Exchange on the date of grant). The options were granted to employees of the Company (including Messrs. Barse, Carney and Hall), as well as to certain key employees of NAICC. Of these options, 50,000 were granted to Mr. Barse, 25,000 were granted to Mr. Carney, and 10,000 were granted to Mr. Hall. The Committee believed that these option grants were reasonable, particularly in light of the extensive efforts undertaken by these executives compared to their limited cash compensation levels.

               In making determinations regarding compensation, the Committee does not rely upon quantitative measures or other measurable objective indicia, such as earnings or specifically weighted factors or compensation formulae. In light of the fact that the Company, at the parent-company level, is a holding company with a small staff responsible for numerous and diverse areas of the Company's business and management, and given the high level of awareness each executive has of the others' activities and contributions, the Committee evaluates executive performance and reaches compensation decisions based, in part, upon the recommendations of the Company's executives.

               Finally, the Committee notes that Section 162(m) of the Internal Revenue Code, in most circumstances, limits to $1 million the deductibility of compensation, including stock-based compensation, paid to top executives by public companies. None of the 2000 compensation paid to the executive officers named in the Summary Compensation Table exceeded the threshold for deductibility under Section 162(m)."

                                            The Compensation Committee:

                                                   Joseph F. Porrino
                                                   Frank B. Ryan
                                                   Wallace O. Sellers

Performance Graph

               The following graph sets forth a comparison of the semiannual percentage change in the Company's cumulative total stockholder return on Common Stock with the Standard & Poor's 500 Stock Index* and the NASDAQ Financial Sub Index.** The foregoing cumulative total returns are computed assuming (i) an initial investment of $100, and (ii) the reinvestment of dividends at the frequency with which dividends were paid during the applicable years. The Company has never paid any dividend on shares of Common Stock. The graph below reflects comparative information for the five fiscal years of the Company beginning with the close of trading on December 31, 1995 and ending December 31, 2000. The stockholder return reflected below is not necessarily indicative of future performance.


[GRAPHIC OMITTED]



---------------------

* The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

** The NASDAQ Financial Sub Index ("NFSI") is maintained by NASDAQ. As described by NASDAQ, the NFSI consists of 100 large financial organizations listed on the NASDAQ National Market.


              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

               The Company shares certain personnel and facilities with several affiliated and unaffiliated companies (including M.J. Whitman Holding Corporation and EQSF Advisers, Inc., for both of which Mr. Whitman is the Chairman, Mr. Barse is the President, Mr. Carney is the Chief Financial Officer and Mr. Hall is the General Counsel and Secretary), and certain expenses are allocated among the various entities. Personnel costs are allocated based upon actual time spent on the Company's business or upon fixed percentages of compensation. Costs relating to office space and equipment are allocated based upon fixed percentages. Inter-company balances are reconciled and reimbursed on a monthly basis.

               The Company has also entered into a non-exclusive investment advisory agreement with Equity Group Investments, L.L.C., ("EGI"), a company controlled by Mr. Zell, pursuant to which EGI has agreed to provide, at the request of the Company, certain investment banking services to the Company in connection with potential transactions. For these services, DHC pays an annual fee of $125,000 to EGI. In the event that any transaction is consummated for which the Acquisition Committee of the Company's Board of Directors determines that EGI provided material services, the Company will pay to EGI a fee in the amount of 1% of the consideration paid by the Company in connection with such transaction. Mr. Zell and Mr. Pate are members of the Acquisition Committee, along with Mr. Whitman and Mr. Barse. The Company has also agreed to reimburse, upon request, EGI's out-of-pocket expenses related to the investment advisory agreement.


                                 PROPOSAL 2


       CONFIRMATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

               The Company has selected KPMG LLP as independent certified public accountants to audit the books and records of the Company for the current fiscal year and recommends that the stockholders confirm such selection. KPMG LLP served in that capacity with respect to 2000. In the event of a negative vote, the Board of Directors will reconsider its selection. A representative of KPMG LLP is expected to be present at the Annual Meeting, to have the opportunity to make a statement and to respond to appropriate questions from stockholders.

               The Board of Directors unanimously recommends that the stockholders vote "FOR" confirmation of KPMG LLP as independent certified public accountants for the current fiscal year.


                                 Proposal 3
                AMENDMENT TO CERTIFICATE OF INCORPORATION TO
              INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES
                      FROM 100,000,000 TO 150,000,000

               The Company's Certificate of Incorporation currently authorizes the issuance of 110,000,000 shares of stock, consisting of 10,000,000 shares of Preferred Stock, par value $.10 per share ("Preferred Stock"), and 100,000,000 shares of Common Stock. As of July 27, 2001, no shares of Preferred Stock were issued and outstanding. As of that date, 19,516,694 shares of Common Stock were issued (of which 19,505,954 shares were outstanding and 10,740 shares were held in the Company's treasury) and 1,116,000 were reserved for issuance upon exercise of outstanding compensatory stock options, 2,002,568 were reserved for exercise of warrants issued in 1999 to SZ Investments LLC, and 70,000,000 were reserved for exercise of the recently registered ABC Warrants leaving a balance of 7,364,738 authorized, unissued and unreserved shares of Common Stock.

               The Company believes that this amount of authorized stock is not sufficient to meet future contingencies or to provide adequate flexibility to the Company to pursue strategic transactions. Should the shareholders approve Proposal 4, there will be even less authorized stock available to meet these needs. The Company believes that it would be appropriate to increase the number of authorized shares of Common Stock to 150,000,000. This number should be sufficient to meet most conceivable contingencies or strategic needs in the near future. Accordingly, the Board of Directors has unanimously approved, and recommends that the Company's stockholders also approve, the proposed amendment to the Certificate of Incorporation, which will amend Section 4.1 of the Certificate of Incorporation to read as follows:

                      "4.1. The Corporation is authorized to issue two classes of shares designated "Preferred Stock" and "Common Stock", respectively. The total number of shares of capital stock the Corporation is authorized to issue is 160,000,000. The number of shares of Preferred Stock authorized to be issued is 10,000,000 and the number of shares of Common Stock authorized to be issued is 150,000,000. The par value of each share in each class is $.10."

               Except for the shares reserved for issuance under the Amended 1995 Stock and Incentive Plan, the Company does not have any present intention, commitment or agreement to issue additional shares of Common Stock authorized by the proposed amendment. However, the increase in the number of authorized shares of Common Stock to 150,000,000 will provide the Company with greater flexibility in connection with possible future financing, capital enhancement or other corporate transactions. It also avoids the expense and delay of further seeking stockholder approval to amend the Certificate of Incorporation in the event additional shares of Common Stock are sought to be issued in the future.

               Since the holders of Common Stock are not entitled to preemptive rights or cumulative voting, the issuance of additional shares of Common Stock would dilute, under certain circumstances, the ownership and voting rights of stockholders. The proposed increase in the number of shares of Common Stock is not intended to inhibit a change of control of the Company. The Company's Certificate of Incorporation currently contains provisions limiting transfers by holders of 5% or more of the Common Stock and prohibiting parties from acquiring 5% of the Common Stock without the Company's consent. Such provisions are intended to prevent an unreasonable risk of an "ownership change" of the Company within the meaning of Section 382(g) of the Internal Revenue Code of 1986, as amended, so as to preserve the Company's net operating loss carryforward.

The Board of Directors unanimously recommends that the stockholders vote "FOR" the amendment to the certificate of incorporation increasing the number of authorized common shares from 100,000,000 to 150,000,000.


                                 Proposal 4

          Approval of Amendments to 1995 Stock and Incentive Plan

               The Board of Directors has approved, and the stockholders are being asked to approve and ratify, an amendment (the "Amendment") to the Company's 1995 Stock and Incentive Plan (the "1995 Plan"). The purpose of the Amendment is to enable the Company to continue to provide incentives to increase the personal financial identification of key personnel with the long term growth of the Company and the interests of the Company's stockholders through the ownership and performance of the Company's Common Stock, to enhance the Company's ability to retain key personnel, and to attract outstanding prospective employees, other service providers and Directors. The Amendment will provide the Company with additional capacity to compensate future employees and service providers as the Company pursues its strategy of growth.

               The summary of the Amendment that appears below is qualified in its entirety by reference to the full text of the Amended 1995 Plan attached hereto as Appendix B. Capitalized terms not otherwise defined herein have the same meaning ascribed to them in Appendix B.


                  SUMMARY OF ORIGINAL 1995 PLAN PROVISIONS

               The Company's stockholders approved the 1995 Plan at their meeting on April 25, 1995, effective as of March 21, 1995. The 1995 Plan provides for the following awards that can be made in order to implement the purposes of the 1995 Plan: (1) stock options, including incentive stock options (within the meaning of Section 422 of the Internal Revenue Code) and non-qualified stock options; (2) stock appreciation rights, whether in tandem with stock options or freestanding; (3) restricted stock; (4) incentive awards; and (5) performance awards. Directors of the Company and employees and independent contractors of the Company and its subsidiaries are eligible to participate in the Plan. The 1995 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The 1995 Plan grants the Committee broad flexibility in establishing the terms and restrictions for particular awards as facts and circumstances warrant. Subject to the terms of the 1995 Plan, the Committee has authority (i) to select the individuals who will receive awards, (ii) to determine the timing, form, amount or value and terms of grants and awards (provided that no incentive stock option may be exercisable more than ten years after its date of grant), and the conditions and restrictions, if any, subject to which grants and awards will be made and become payable under the 1995 Plan, and (iii) to construe the 1995 Plan and to prescribe rules and regulations with respect to the administration of the 1995 Plan. In the event of a change in control of the Company (within the meaning of the 1995
Plan), all awards will become immediately vested and fully exercisable. Each award under the 1995 Plan is evidenced by an agreement in such form and containing such provisions not inconsistent with the provisions of the 1995 Plan as the Committee from time to time approves.

               However, the 1995 Plan does impose certain significant limitations on the discretion of the Committee. First, the exercise price per share of Common Stock under an option may not be less than the fair market value of the share on the date of grant of the option. Second, non-Employee Directors may be granted awards only in accordance with
Section 7.07 of the Plan. Except as otherwise described below (regarding the proposed amendment to the 1995 Plan), Section 7.07 provides for a grant of an option covering 40,000 shares of Common Stock to a non-Employee Director at the first annual meeting of the Company stockholders upon or following the Director's election to the Board of Directors at an exercise price equal to the stock's fair market value on the date of grant. Any options granted pursuant to Section 7.07 to a non-Employee Director (i) have a term of ten years, (ii) vest one-third per year on each of the first three anniversaries of the date of grant, and (iii) cease to be exercisable three months following termination of the optionee's service as a Director (or one year in the case of death).

               Shares are deemed to be issued under the 1995 Plan only to the extent actually issued pursuant to an award or settled in cash. To the extent that an award lapses or is forfeited, any shares subject to such award are made available again for grant. In the event of any increases or decreases in the number of issued and outstanding shares of Common Stock pursuant to stock splits, mergers, reorganizations, recapitalizations, stock dividends or other events described under the terms of the 1995 Plan, the Committee will make appropriate adjustments to (i) the aggregate number of shares available for issuance under the 1995 Plan and the number of shares subject to outstanding grants or awards, (ii) the exercise price per share of outstanding stock options and (iii) the number and kinds of shares which may be distributed under the 1995 Plan. The terms of stock options, stock appreciation rights, restricted stock, and incentive and performance awards are also subject to adjustments by the Committee to reflect changes in the Company's capitalization.

               No awards may be granted under the 1995 Plan after March 21, 2005. The 1995 Plan will remain in effect until all awards have been satisfied or expired. The 1995 Plan may be terminated by the Board of Directors, but any such termination will not affect awards made prior to termination. The Board of Directors may at any time terminate or amend the 1995 Plan in any respect, except that the provisions of Section 7.07 regarding grants to non-Employee Directors generally may not be amended more than once every six months and the Board may not, without approval of the stockholders of the Company, amend the 1995 Plan so as to (i) increase the number of shares of Common Stock which may be issued under the 1995 Plan (except for adjustments in the number of shares permitted with respect to certain stock splits, stock dividends, mergers, reorganizations or recapitalizations as described above); (ii) change the option exercise price (except for adjustments in the number of shares permitted with respect to certain stock splits, stock dividends, reorganizations or recapitalizations as described above); (iii) modify the requirements as to eligibility for participation; (iv) materially increase the benefits accruing to participants under the 1995 Plan; or (v) extend the duration of the 1995 Plan beyond March 21, 2005.

               The relevant federal income tax effects applicable to options are summarized below. The following is a brief summary only, and reference is made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

               o With respect to non-qualified options, an optionee generally will not be subject to tax at the time the option is granted. Upon exercise of the option where the exercise price is paid in cash, the optionee generally must include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the stock at the time of exercise over the exercise price, and will have a tax basis in such shares equal to the cash paid upon exercise plus the amount taxable as ordinary income to the optionee. The Company generally will be entitled to a deduction in the amount of an optionee's ordinary income at the time such income is recognized by the optionee. Income and payroll taxes are required to be withheld on the amount of ordinary income resulting from the exercise.

               o With respect to incentive stock options, generally no taxable income is realized by an optionee upon grant of the option. If shares of stock are issued to the optionee pursuant to the exercise of the option and the optionee does not dispose of the shares within the two-year period after the date of grant or within one year after the receipt of such shares (a "disqualifying disposition"), then, generally (i) the optionee will not realize ordinary income upon exercise and (ii) upon sale of such shares, any amount realized in excess of the exercise price paid for the shares will be taxed to such participant as capital gain (or loss), and the Company will not be entitled to any deduction in connection with the option. If shares acquired upon the exercise of an incentive stock option are disposed of in a disqualifying disposition, the optionee generally will include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price paid for the shares, and the Company generally will be entitled to a deduction in the amount of an optionee's ordinary income at the time such income is recognized by the optionee. Subject to certain exceptions, an option that otherwise qualifies as an incentive stock option generally will not be treated as an incentive stock option if it is exercised more than three months following termination of employment, in which case it will be treated instead as a non-qualified option (as discussed above).

               On August 1, 2001, the closing price of the Company's common stock as reported on the American Stock Exchange was $4.10 per share.


                            PROPOSED AMENDMENTS

Shares Subject to the Amended 1995 Plan

               The Amendment provides for an increase in the aggregate number of shares of Common Stock which may be issued under the 1995 Plan, or as to which options, stock appreciation rights or other awards may be granted, to a total not to exceed 2,540,000, increased from 1,700,000. Of this amount, a maximum of 2,000,000 shares may relate to awards to eligible persons (including Employee Directors). This amount is increased from 1,500,000 shares to provide additional flexibility for future Awards for incentives and other appropriate corporate purposes. The aggregate number of shares which may be issued to non-Employee Directors is also being increased from 200,000 to 540,000 shares.

Maximum Awards to Individuals

               The present Plan provides for a maximum of 125,000 shares to be subject to awards to any one individual in any one year. This number was increased to 300,000 to provide additional flexibility and to comport with market changes since 1995. The Amendment would increase the limit but still retain the intent to comply with Section 162(m) of the Code. This Amendment is being made to increase the Company's flexibility under the 1995 Plan.

Awards to Independent Contractors

               The Amendment provides that the Committee may issue Awards to persons who are not Employees of the Company but who provide services to the Company such that it is appropriate for those persons ("Independent Contractors") to receive compensation or incentives in the form of an Award. These awards to Independent Contractors are to be included in the total limit of 2,000,000 shares available to eligible persons. The Amendment specifically provides that the exercise of any Option awarded to an Independent Contractor may be restricted based upon the continuing services provided by such Independent Contractor. The Board believes that this provision of the Amendment will give it increased flexibility to attract, retain and give incentives to highly qualified persons who provide valuable services to the Company. The Committee has already awarded Options subject to ratification by the shareholders to certain Independent Contractors and such Awards shall be ratified by the approval and ratification of the Amendment.

Increase in Fixed Grants to Non-Employee Directors

               The Amendment provides a fixed grant of Options to non-Employee Directors serving as of December 12, 2000 to purchase 40,000 shares. This grant was made as of December 12, 2000, the date that the Amendment was approved by the unanimous vote of all Directors not affected by this provision of the Amendment (the "Unaffected Directors"). The Unaffected Directors included Samuel Zell, William Pate and Harry LeVine. Each of those three Directors has agreed to waive their rights to any fixed grant of Options, and thus they will receive no additional grant pursuant to the Amendment. The Unaffected Directors believe that an additional grant to non-Employee Directors will increase the Company's ability to retain the highest quality Directors for the Company and reward present Directors for long and distinguished service to the Company.

Adoption and Extension of Director Options Issued in 1991

               The Amendment provides that certain Options granted to three current Directors in 1991 will be extended and adopted under the 1995 Plan. The option to purchase 46,667 shares granted to Joseph Porrino, the option to purchase 46,667 shares granted to Frank B. Ryan and the option to purchase 46,666 shares granted to Eugene M. Isenberg. All three of these Options were granted on September 16, 1991 and all have an exercise price of $3.625 per share. These three Directors did not receive the initial fixed grant of options for non-Employee Directors under the 1995 Plan because they were already Directors at the time of its adoption. The other Directors of the Company unanimously voted to extend the term of the 1991 Options and incorporate them within the terms of the 1995 Plan, insofar as their terms did not conflict with the terms of the 1995 Plan. If any such conflict were to arise, the Amendment provides that the terms of the 1995 Plan as amended by the Amendment would control. The other Directors believe that the extension of these Options will increase the Company's ability to retain and give proper incentives to the affected Directors and reward them for long and distinguished service to the Company.

               The Board of Directors Unanimously recommends that the stockholders vote "For" the approval and ratification of the Amendment to the Company's 1995 Stock and Incentive Plan.


                 PROPOSALS AND NOMINATIONS BY STOCKHOLDERS

               Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders of the Company must be received by the Company for inclusion in the Proxy Statement and form(s) of proxy relating to such Annual Meeting no later than January 31, 2002. Proposals to be timely submitted for stockholder action at the Company's 2002 Annual Meeting must be received by the Company at its principal executive offices no less than 45 days prior to August 4, 2002. Stockholder proposals should be directed to the attention of the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Timely receipt of a stockholder's proposal will satisfy only one of various conditions established by the SEC for inclusion in the Company's proxy materials.


                               ANNUAL REPORT

               The Annual Report to Stockholders of the Company for the year ended December 31, 2000 was mailed to all stockholders of the Company of record on March 31, 2001.


                                         By Order of the Board of Directors
                                         DANIELSON HOLDING CORPORATION


                                         W. James Hall
                                         Secretary

August 2, 2001




Appendix A

DANIELSON HOLDING CORPORATION, INC. AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall consist of at least three independent members of the Board of Directors, who serve at the pleasure of the Board. The Board of Directors shall designate the Audit Committee members and the committee chair. The Audit Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as committee members.

Members of the Audit Committee should be considered independent if they have no relationship to the corporation which may interfere with the exercise of their independence from management and the corporation. If a director has a relationship which could interfere with the exercise of their independence from management and the corporation, such a director who has one or more of these relationships may be appointed to the Audit Committee, if the Board under exceptional and limited circumstances determines that membership on the committee by the individual is required by the best interest of the corporation and its shareholders, and the Board discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Meetings

The Audit Committee should meet at least four times annually or more frequently as circumstances may require. The Audit Committee should meet at least annually with management and independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of the entities believe should be discussed privately.

Director Qualifications

The Audit Committee members should be experienced in reviewing and evaluating financial matters with at least one member having accounting or related financial management expertise.

Statement of Policy-Purpose

The Audit Committee shall assist the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders, investment community, the public and any governmental body relating to corporate accounting, reporting practices of the corporation, the quality and integrity of the financial reports, legal compliance and ethics codes that management of the corporation and the board have established. It is the responsibility of the Audit Committee to maintain free and open communication between the directors and the financial management of the corporation to encourage continuous improvement of and adherence to the corporation's policies, procedures and practices.

Responsibilities and Duties

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, to best react to the changing conditions and ensure the directors and shareholders that corporate accounting and reporting practices of the corporation are in accordance with all legal requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

|X| Review and reassess the adequacy of this charter at least annually. This charter must be submitted to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.
|X| Review and update this charter periodically, as conditions require.
|X| Review and recommend to the Board of Directors the selection of independent accountants to audit the financial statements of the corporation, its divisions and subsidiaries.
|X| Review and approve fees and other compensation to be paid to the independent accountants.
|X| Review and discuss with the independent accountants all significant relationships the accountants have with the corporation to verify the accountants' independence.
|X| Review the performance of the independent accountants and approve any discharge of the independent accounts when circumstances so warrant.
|X| Meet with the independent accountants and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized.
|X| At the conclusion of the audit, meet with the independent accountants to review the audit, their comments and recommendations.
|X| Review with the independent accountants and the corporation's financial and accounting personnel, the integrity, adequacy and effectiveness of the accounting and financial controls of the corporation, and its internal and external financial reporting practices and processes and receive and review any recommendations for the improvement of such internal control procedures, reporting practices and processes or areas where new or more detailed controls or procedures are desirable.
|X| Review and meet separately with management and independent accountants to discuss any significant difficulties encountered during the course of the audits, including but not limited to restrictions on scope of work, access to information, disagreements among management and independent accountants in connection with preparation of financial statements, and any change in accounting principles.
|X| Meet separately with independent accountants, without members of management present to discuss independent accountants' evaluation of the corporation's financial and accounting personnel, cooperation received during the audit, and any matters which may be brought to the attention of the Audit Committee.
|X| Prior to releasing quarterly and year-end earnings, review with the independent accountants and financial management of the corporation their qualitative judgments about the appropriateness of the corporation's accounting principles and financial disclosure practices used and about the degree of aggressiveness or conservatism of the corporation's accounting principles and underlining estimates.
|X| Review the financial statements contained in the annual report to shareholders with management and the independent accountants to determine that the independent accountants are satisfied with the disclosure and content of the financial statements to be presented to shareholders.
|X| Review accounting and financial human resources and succession planning within the corporation.
|X| Establish, review and update a code of ethical conduct and ensure management has established a system to enforce such code.
|X| Review management's monitoring of the corporation's compliance with such code of ethical conduct and ensure that a proper review system is in place to satisfy legal reporting requirements.
|X| Review with corporation's legal counsel any compliance matter, including corporate securities trading, or any legal matter which could have significant impact on the corporation's financial statements.
|X| Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with the Board of Directors.
|X| Investigate any matter brought to the attention of the Audit Committee within the scope of its duties, with the power to retain outside independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.
|X| Perform any other activities consistent with this charter, the corporation's by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.
|X| Annually issue a report to shareholders to be included in the corporation's annual proxy statement, stating whether the audit committee has 1) reviewed and discussed the audited financial statements with management and the independent accountants, and 2) received certain disclosure from the independent accountants regarding their independence.

Addendum 1

The following are examples of relationships which members of the Audit Committee may have which may interfere with the exercise of their independence from management and the corporation:

     1. A director being employed by the corporation or any of its affiliates for the current year or any of the past five years;
     2. A director accepting any compensation from the corporation or any of its affiliates other than compensation for board service or benefits under tax qualified retirement plans;
     3. A director being a member of immediate family of an individual who is, or has been in any of the past five years, employed by the corporation or any of its affiliates as an executive officer;
     4. A director being a partner in, or a controlling shareholder or an executive officer of, any for profit business organization to which the corporation made, or from which the corporation received payments that are or have been significant to the corporation or business organization in any of the past five years;
     5. A director being employed as an executive of another company where any of the corporation's executives serve on the company's compensation committee.


Appendix B

                       Danielson Holding Corporation

                       1995 Stock and Incentive Plan
                  (As amended effective December 12, 2000)



                                 ARTICLE I.

                                  PURPOSE

The purpose of the DANIELSON HOLDING CORPORATION 1995 STOCK AND INCENTIVE PLAN (the "Plan") is to provide a means through which Danielson Holding Corporation, a Delaware corporation (the "Company"), and its subsidiaries may attract able persons to enter the employ, provide services for or become Directors of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its service, employ or as Directors. A further purpose of the Plan is to provide such persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, Options which do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Incentive Awards, Stock Bonuses, or combinations of the foregoing, as is best suited to the circumstances of the particular person, as provided herein.

                                ARTICLE II.

                                DEFINITIONS

The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

(a) "Award" means, individually or collectively, any Option, Restricted Stock Award, Performance Award, Incentive Award, or Stock Appreciation Right.

(b) "Award Agreement" means a written agreement between the Company and Holder with respect to any Award.

(c) "Board" means the Board of Directors of the Company.

(d) A "Change of Control" of the Company means and shall be deemed to occur if any of the following occurs: (i) the acquisition, after March 21, 1995, by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (A) the then outstanding shares of Common Stock or (B) the combined voting power of the voting securities of the Company entitled to vote generally in the election of Directors (the "Voting Securities"); (ii) individuals who, on March 22, 1995, constituted the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a Director subsequent to March 21, 1995 and whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then serving on and comprising the Incumbent Board shall be deemed to be, and treated as if such individual were, a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; (iii) approval by the Board or the stockholders of the Company of (A) a tender offer to acquire 20 percent or more of the shares of Common Stock or Voting Securities, (B) a reorganization, (C) a merger, or (D) a consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the shares of Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation, more than 80 percent of the then outstanding common stock and voting securities (entitled to vote generally in the election of Directors) of the corporation resulting from such reorganization, merger or consolidation, in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the shares of Common Stock and the Voting Securities; or (iv) approval by the Board or the Company's stockholders of (A) a complete or substantial liquidation or dissolution of the Company, or (B) the sale or other disposition of all or substantially all of the assets of the Company.

(e) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations thereunder.

(f) "Committee" means not less than two members of the Board who are selected by the Board as provided in Article IV, Section 4.01.

(g) "Common Stock" means the common stock, $0.10 par value per share, of the Company.

(h) "Company" means Danielson Holding Corporation, a Delaware corporation, and any successor thereto.

(i) "Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

(j) "Eligible Compensation," for purposes of Article XII hereof, means, for any calendar year, the sum of all amounts of authorized salary, bonus and fees paid directly to the Participant by the Company which would be reportable for Federal income tax purposes. Eligible Compensation shall include all such amounts with respect to the Participant for the entire calendar year if such individual was a Participant for any portion of such year.

(k) "Employee" means any person (including a Director) in an employment relationship with the Company or any subsidiary corporation (as defined in Section 424 of the Code.)

(l) "Exchange Act" means the Securities Exchange Act of 1934, as amended. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any regulation thereunder.

(m) "Expiring Director Options" means the options granted as of September 16, 1991 that are held by three non-Employee Directors, namely Joseph Porrino, Frank B. Ryan, and Eugene M. Isenberg, and outstanding as of December 12, 2000.

(n) "Fair Market Value" means, as of any specified date, the mean of the reported high and low sales prices of the Common Stock on the composite tape of the principal stock exchange on which the Company's Common Stock is listed for trading on that date or, if no prices are recorded on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low and closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded. In the event Common Stock is not publicly traded at the time a determination of this value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

(o) "Holder" means an Employee, Independent Contractor, or a non-employee Director, who has received an Award under the Plan.

(p) "Incentive Award" means an Award granted under Article XI of the Plan.

(q) "Incentive Award Agreement" means a written agreement between the Company and a Holder with respect to an Incentive Award.

(r) "Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Code.

(s) "Independent Contractor" means any person who is not an Employee and who nonetheless provides services to the Company or any subsidiary of the Company.

(t) "Option" means an Award granted under Article VII of the Plan and, except as otherwise specified in the Plan, includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.

(u) "Option Agreement" means a written agreement between the Company and a Holder with respect to an Option.

(v) "Performance Award" means an Award granted under Article X of the Plan.

(w) "Performance Award Agreement" means a written agreement between the Company and a Holder with respect to a Performance Award.

(x) "Plan" means the Company's 1995 Stock and Incentive Plan, as amended from time to time.

(y) "Restricted Stock Agreement" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

(z) "Restricted Stock Award" means an Award granted under Article IX of the
Plan.

(aa) "Rule 16b-3" means SEC Rule 16b-3 promulgated under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

(bb) "SEC" means the Securities and Exchange Commission and any successor thereto.

(cc) "Spread" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Common Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

(dd) "Stock Appreciation Right" means an Award granted under Article VIII of the Plan.

(ee) "Stock Appreciation Rights Agreement" means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

                                ARTICLE III.

                  EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall be effective as of March 21, 1995, provided the Plan is approved by the stockholders of the Company within twelve months after such effective date. No Awards, including Awards of Incentive Stock Options may be granted under the Plan after March 21, 2005. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

                                ARTICLE IV.

                               ADMINISTRATION

Section 4.01. Composition of the Committee. The Plan shall be administered by a Committee which shall be (i) appointed by the Board; (ii) constituted so as to permit the Plan to comply with Rule 16b-3; and (iii) constituted solely of "Outside Directors" within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder. Except for Awards described in Article VII, Section 7.07, or permitted for disinterested persons under Rule 16b-3(c)(2), no member of the Committee shall be eligible to receive an Award under the Plan or shall have received an Award or been granted or awarded equity securities pursuant to any other plan of the Company or any of its affiliates in the year preceding the date of any service on the Committee.

Section 4.02. Powers. Subject to the provisions of, and except as otherwise provided by, the Plan, the Committee shall have sole authority, in its discretion, to determine which Employees or Independent Contractors shall receive an Award, the time or times when such Award shall be made, what type of Award shall be granted, the number of shares of Common Stock which may be issued under each Option, Stock Appreciation Right or Restricted Stock Award, and the value of each Performance Award and Incentive Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contribution to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

Section 4.03. Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to implement the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to implement such agreement. The determinations of the Committee with respect to the matters referred to in this Article IV shall be conclusive and binding.

Section 4.04. Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (including, without limitation, any Award or Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

                                 ARTICLE V.

                GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS,
                RESTRICTED STOCK AWARDS, PERFORMANCE AWARDS,
              AND INCENTIVE AWARDS; SHARES SUBJECT TO THE PLAN

Section 5.01. Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more individuals determined by it to be eligible for participation in the Plan in accordance with the provisions of
Article VI. Subject to Article XII, the aggregate number of shares of Common Stock that may be issued under the Plan (other than such shares that may be issued under Section 7.07) shall not exceed 2,000,000 shares; the aggregate number of shares of Common Stock that may be issued under Section
7.07 shall not exceed 540,000 shares. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award, or (ii) to the extent an Award granted under Article VII, VIII, IX, X, or XI is settled in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Award thereupon shall be available again for the grant of an Award. No Award shall be granted under the Plan after March 21, 2005. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards of Options and Stock Appreciation Rights under Article VII or
Article VIII hereof granted to any one individual during any calendar year, including 1995 and thereafter, is 300,000 shares (subject to adjustment in the same manner as provided in Article XII with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which is designed to permit compensation generated in connection with the exercise of Options and Stock Appreciation Rights to constitute "performance-based" compensation for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options or Stock Appreciation Rights which are canceled or repriced.

Section 5.02. Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

                                ARTICLE VI.

                                ELIGIBILITY

Awards made pursuant to Articles IX, X, and XI may be granted only to persons who, at the time of grant, are Employees or Independent Contractors. Awards made pursuant to Articles VII, VIII, and XII may be granted only to persons who, at the time of grant, are Employees, Independent Contractors, or (only as set forth in the following sentence) Directors. Except as set forth in Article VII, Section 7.07, Awards under this Plan may not be granted to any Director who is not an employee of the Company. In no event is any individual other than an Employee eligible to receive any Incentive Stock Option under the Plan. An award may be granted on more than one occasion to the same person and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or an Option which is not an Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, an Incentive Award or any combination thereof.

                                ARTICLE VII.

                               STOCK OPTIONS

Section 7.01. Option Period. The term of each Option shall be as specified by the Committee at the date of grant.

Section 7.02. Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee; provided, however, that no Incentive Stock Option shall be exercisable after ten years after the date of grant of such Incentive Stock Option.

Section 7.03. Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its subsidiaries exceeds $100,000, such Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, within the meaning of Section 422(b)(6) of the Code unless (i) at the time such Option is granted the option price is at least 110 percent of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

Section 7.04. Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Each Option Agreement shall provide that the Option may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Option. In the case of an Independent Contractor, the Option Agreement may provide for limitations on the exercisability of the Option and shall specify the effect on the exercisabliliy of the option of a termination of the Independent Contractor's services to the Company or any of its subsidiaries. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly executed written notice directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which such Holder is entitled upon exercise pursuant to an extension of credit by the Company to the Holder in the amount of the Option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm, and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement also may include, without limitation, provisions relating to (a) subject to the provisions hereof accelerating vesting on a Change of Control, vesting of Options, including a provision that Options shall continue to vest and remain exercisable for so long as a Holder who terminates employment with the Company remains an employee of any Company subsidiary or affiliate of the Company, (b) tax matters (including provisions covering any applicable employee wage or other withholding requirements and requiring additional "gross-up" payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a Change of Control payment resulting from the operation of the Plan or of such Option Agreement), and
(c) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.05. Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such purchase price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in
Article XII. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for shares acquired pursuant to the exercise of an Incentive Stock Option and for shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

Section 7.06. Stockholder Rights and Privileges. The Holder shall be entitled to all of the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

Section 7.07. Fixed Grants to Non-Employee Directors. Each non-employee Director shall receive, on the date of the first annual meeting of stockholders of the Company upon or following his election to the Board during the period commencing on January 1, 1995 and ending upon the expiration or termination of the Plan, an Option to purchase 40,000 shares of Common Stock at the Fair Market Value thereof on the date of grant. In addition, each non-employee Director serving in such capacity as of December 12, 2000 shall also receive, as of the grant date of December 12, 2000, an Option to purchase 40,000 shares of Common Stock at the Fair Market Value thereof on the date of the grant. Also, Expiring Director Options are hereby incorporated under this Plan and this Section 7.07 and extended for ten years from December 12, 2000. The Expiring Director Options shall be construed pursuant to the Option Agreements issued at the time of the grant, except insofar as there may be any conflict between the terms of such agreement and this Plan, in which case the provision of the Plan, as amended, shall control. Each Option granted under this Article VII, Section 7.07, shall (i) not constitute an Incentive Stock Option, (ii) not have Stock Appreciation Rights granted in connection therewith, (iii) have a term of ten years (except as otherwise herein provided with respect Expiring Director Options), (iv) vest one-third per year on each of the first three anniversary dates of grant subject to acceleration and vesting pursuant to Article XII, Section 12.03, and (v) cease to be exercisable after the date which is three months after the termination of such individual's service as a Director (provided, however, that such exercise period shall be extended to one year in the event of the death of the non-employee Director). Any non-employee Director holding Options granted under this Section 7.07 who is a member of the Committee shall not participate in any action of the Committee with respect to any claim or dispute involving such non-employee Director. Notwithstanding the terms and provisions of Article XIII hereof, the terms and provisions of this Section
7.07 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, the Exchange Act, or other applicable law, or the rules under any of the foregoing.

                               ARTICLE VIII.

                         STOCK APPRECIATION RIGHTS

Section 8.01. Stock Appreciation Rights. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Common Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option in which case, the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised and such other conditions as may be required by applicable income tax laws. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee including without limitation all applicable matters set forth with specificity in Article VII, Section 7.04, with respect to Option Agreements. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Common Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Common Stock. With respect to Stock Appreciation Rights that are subject to Section 16 of the Exchange Act, however, except as provided in Article XII, Section 12.03 hereof, the Committee shall retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall provide that the Stock Appreciation Rights may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.

Section 8.02. Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110 percent of the Fair Market Value of the Common Stock on the date of grant pursuant to Article VII, Section 7.03), and (ii) shall be subject to adjustment as provided in Article XII.

Section 8.03. Exercise Period. The term of each Stock Appreciation Right shall be a specified by the Committee at the date of grant.

Section 8.04. Limitations on Exercise of Stock Appreciation Right. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

                                ARTICLE IX.

                          RESTRICTED STOCK AWARDS

Section 9.01. Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Article IX, Section 9.02 or Article XII.

Section 9.02. Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. If provided for by the Award Agreement, the Holder shall have the right to receive dividends during the Restriction Period, to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock during the Restriction Period, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock during the Restriction Period, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement, shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee, in its sole discretion, may prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including but not limited to, rules pertaining to the termination of employment or service as a Director (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to: (a) subject to the provisions hereof accelerating vesting on a Change of Control, vesting of Awards (including a provision continuing such vesting after a Holder has terminated employment with the Company provided such employee remains an employee of any subsidiary or affiliate of the Company), (b) tax matters (including provisions (x) covering any applicable employee wage withholding requirements, (y) prohibiting an election by the holder under Section 83(b) of the Code and (z) requiring additional "gross-up" payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a Change of Control payment resulting from the operation of the Plan or of such Restricted Stock Agreement), and (c) any other matters not inconsistent with the terms and provisions of this Plan that the Committee in its sole discretion shall determine.

Section 9.03. Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Section 9.04. Agreements. At the time any Award is made under this Article IX, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

                                 ARTICLE X.

                             PERFORMANCE AWARDS

Section 10.01. Performance Period. The Committee shall establish, with respect to and at the time of each Performance Award, a performance period over which the performance of the Holder shall be measured.

Section 10.02. Performance Awards. Each Performance Award shall have a maximum value established by the Committee at the time of such Award.

Section 10.03. Performance Measures. A Performance Award shall be awarded to an employee contingent upon future performance of the Company or any subsidiary, division or department thereof by or in which such employee is employed (if applicable) during the performance period. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen event or changes.

Section 10.04. Award Criteria. In determining the value of Performance Awards, the Committee shall take into account an individual's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

Section 10.05. Payment. Following the end of the performance period, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based upon the achievement of the performance measures for such performance period, as determined by the Committee. Payment of a Performance Award may be made in cash, Common Stock or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date.

Section 10.06. Termination of Employment. A Performance Award shall terminate if the Holder does not remain continuously in the employ of the Company or in service as a Director at all times during the applicable performance period, except as may be determined by the Committee or as may otherwise be provided in the Award at the time of grant.

Section 10.07. Agreement. At the time any Award is made under this Article X, the Company and the Holder shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby and, in addition, such matters as are set forth in Article IX, Section 9.02, as the Committee may determine to be appropriate. The terms and provisions of the respective Performance Award Agreements need not be identical.

                                ARTICLE XI.

                              INCENTIVE AWARDS

Section 11.01. Incentive Awards. Incentive Awards are rights to receive shares of Common Stock (or cash in an amount equal to the Fair Market Value thereof), or rights to receive an amount equal to any appreciation in the Fair Market Value of Common Stock (or portion thereof) over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Incentive Award shall have a maximum value established by the Committee at the time of such Award.

Section 11.02. Award Period. The Committee shall establish, with respect to and at the time of each Incentive Award, a period over which or the event upon which the Award shall vest with respect to the Holder.

Section 11.03. Awards Criteria. In determining the value of Incentive Awards, the Committee shall take into account an individual's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

Section 11.04. Payment. Following the end of the vesting period for an Incentive Award, the Holder of an Incentive Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Incentive Award, based upon the then vested value of the Award. Payment of an Incentive Award may be made in cash, Common Stock or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Common Stock shall be based upon the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to an Incentive Award, as determined by the Committee.

Section 11.05. Termination of Employment. An Incentive Award shall terminate if the Holder does not remain continuously in the employ of the Company or in service as a Director at all times during the applicable performance period, except as may be determined by the Committee or as may otherwise be provided in the Award at the time of grant.

Section 11.06. Agreement. At the time any Award is made under this Article XI, the Company and the Holder shall enter into an Incentive Award Agreement setting forth each of the matters contemplated hereby and, in addition, such matters as are set forth in Article IX, Section 9.02, as the Committee may determine to be appropriate. The terms and provisions of the respective Incentive Award Agreements need not be identical.

                                ARTICLE XII.

                     RECAPITALIZATION OR REORGANIZATION

Section 12.01. Proportionate Adjustment of Awards. The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or distribution to the Holder of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

Section 12.02. Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted, the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

Section 12.03. Change of Control. In the event of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award outstanding hereunder, other than any Award made under Section 7.07, shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Common Stock subject to such Award, cash in an amount equal to the excess of (i) the higher of (x) the Fair Market Value of such share of Common Stock immediately prior to the occurrence of such Change of Control or (y) the value of the consideration to be received in connection with such Change of Control for one share of Common Stock over (ii) the exercise price per share, if applicable, of Common Stock set forth in such Award; provided, however, that upon the occurrence of a Change in Control, any Award made under
Section 7.07 shall terminate and be cashed out in accordance with the foregoing formulation. The provisions contained in the preceding sentence shall be inapplicable to an Award granted within six months before the occurrence of a Change of Control if the Holder of such Award is subject to the reporting requirements of Section 16(a) of the Exchange Act. If the consideration offered to stockholders of the Company in any transaction described in this paragraph consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash. The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

Section 12.04. Other Adjustments. In the event of changes in the outstanding Common Stock by reason of recapitalization, reorganizations, mergers, consolidations, combination, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Article XII, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

Section 12.05. Corporate Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange, or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 12.06. Stockholder Approvals. Any adjustment provided for in Sections 12.01, 12.02, 12.03 and 12.04 shall be subject to any required stockholder action.

Section 12.07. No Other Effect on Prior Awards. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                               ARTICLE XIII.

                   AMENDMENT AND TERMINATION OF THE PLAN

The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that no change in any Award theretofore granted which would impair the rights of the Holder may be made without the consent of such Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder); and provided, further, that, without approval of the stockholders, the Board may not amend the Plan so as to:

(a) Increase the maximum number of shares which may be issued on exercise or surrender of an Award, except as provided in Article XII;

(b) Change the Option price, except as provided in Article XII;

(c) Change the class of individuals eligible to receive Awards or materially increase the benefits accruing to employees and Directors under the Plan;

(d) Extend the maximum period during which Awards may be granted under the Plan;

(e) Modify materially the requirements as to eligibility for Participation in the Plan; or

(f) Decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

                                ARTICLE XIV.

                               MISCELLANEOUS

Section 14.01. No Right to Receive Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee, Independent Contractor, or any Director any right to be granted an Award to purchase Common Stock, a right to a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, or an Incentive Award or any of the rights hereunder except as may be evidenced by an Award or by an Award Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

Section 14.02. No Employment Rights Conferred. Nothing contained in the Plan shall (i) confer upon any employee, Independent Contractor or Director any right with respect to continuation of employment with or other rights to receive any compensation from the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate such individual's employment or other service (or service as a Director, in accordance with applicable corporate law) at any time.

Section 14.03. Other Laws; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when (i) the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and Federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares, or (ii) the Company has been advised by tax counsel that such issuance may jeopardize the existence, restrict the use, or otherwise adversely affect the full availability, of the Company's net operating tax loss carryforwards (including, without limitation, the Company's ability to issue additional shares of Company stock). No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in connection with all Awards and to require any payments to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

Section 14.04. No Restrictions on Corporate Action. Nothing contained in this Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Independent Contractor, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action. Further, nothing in this Plan shall be construed to require the Company to register the shares of Common Stock underlying any Option or other Award granted under this Plan, or any other shares of Company stock under the Securities Act of 1933, as amended, or under any applicable state securities or "blue sky" law.

Section 14.05. Restrictions on Transfer. An Award (other than an Incentive Stock Option) shall not be transferable except (i) by will or the laws of descent and distribution, or (ii) by gift to any member of the Holder's immediate family or to a trust for the benefit of such immediate family member, if permitted in the applicable Award Agreement. An Award may be exercisable during the lifetime of the Holder only by such Holder or the Holder's guardian or legal representative unless it has been transferred to a member of the Holder's immediate family or to a trust for the benefit of such immediate family member, in which case it shall be exercisable only by such transferee. For the purpose of this provision, a Holder's "immediate family" shall mean the Holder's spouse, children and grandchildren. Notwithstanding any such transfer, the Holder will continue to be subject to the withholding requirements provided for in Section 14.03 hereof. In no case shall an Incentive Stock Option be transferable by a Holder otherwise than by will or the laws of descent and distribution, and any such Incentive Stock Option shall be exercisable only by the Holder.

Section 14.06. Rule 16b-3. It is intended that the Plan comply fully with and satisfy all of the requirements of Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder with an exercise price not less than Fair Market Value of a share of Common Stock on the date of grant shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided, however, that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

Section 14.07. Governing Law. This Plan shall be construed in accordance with the laws of the State of Delaware.

                                    ***



                      Please date, sign and mail your
                   proxy card back as soon as possible!



                       Annual Meeting of Stockholders
                       DANIELSON HOLDING CORPORATION



                             September 4, 2001





              Please Detach and Mail in the Envelope Provided


           Please mark your
 A  |X|    votes as in this
           example.

               FOR all nominees      WITHHOLD
               at right (except      AUTHORITY
               as marked to the     to vote for
                  contrary)         nominees at
                                       right
1. ELECTION OF  |  |                   |  |
   DIRECTORS.   |  |                   |  |

INSTRUCTION:  To withhold authority to
vote for any nominee, write that
nominee's name in the space below.


Nominees:  Martin J. Whitman
           David M. Barse
           Samuel Zell
           Eugene M. Isenberg
           Joseph F. Porrino
           Frank B. Ryan
           Wallace O. Sellers
           Stanley J. Garstka
           William Pate
           Harry J. LeVine

2. TO RATIFY THE APPOINTMENT OF KPMG LLP AS CERTIFIED INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2001 CALENDAR YEAR.

                FOR              AGAINST             ABSTAIN

               |  |               |  |                |  |


3. TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED COMMON SHARES FROM 100,000,000 TO 150,000,000.

                FOR              AGAINST             ABSTAIN

               |  |               |  |                |  |


4. TO APPROVE THE AMENDMENT TO THE COMPANY'S 1995 STOCK AND INCENTIVE PLAN AS SET FORTH IN THE PROXY STATEMENT ENCLOSED HEREWITH.

                FOR              AGAINST             ABSTAIN

               |  |               |  |                |  |


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




Signature _________________  Signature if held jointly _____________

Dated ______________, 2001

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.





                       DANIELSON HOLDING CORPORATION

                 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

            Annual Meeting of Stockholders - SEPTEMBER 4, 2001



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND UNLESS OTHERWISE PROPERLY MARKED AND EXECUTED BY THE UNDERSIGNED STOCKHOLDER THIS WILL BE VOTED FOR ALL PROPOSALS AS RECOMMENDED BY THE BOARD OF DIRECTORS.

     The undersigned hereby appoints David M. Barse, with full power to act without the other, and with full power of substitution as the undersigned or any attorneys and proxies of the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Danielson Holding Corporation to be held at 1 North Franklin Street, Third Floor, Chicago, Illinois on Tuesday, September 4, 2001 at 2:00 p.m., local time, or at any adjournment or postponement thereof, upon such business as may properly come before the meeting, including the items set forth below.


               (Continued and to be signed on reverse side)